                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 29, 2004
                                                --------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-23486              62-1096725
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 (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)               File Number)       Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                 37604
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   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (423) 743-9151
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated April 29, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004 the Company issued a press release announcing its earnings for the first quarter of 2004. A copy of the press release is furnished under Item 12 of this Form 8-K as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 29, 2004
                                       NN, INC.

                                       By:    /s/ William C. Kelly, Jr.
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                                            William C. Kelly, Jr.,
                                            Secretary, Treasurer and Chief
                                            Administrative Officer
                                                                                                       Exhibit 99.1